Stock Options (Tables)	3 Months Ended
Mar. 31, 2013
Schedule of Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Table Text Block]

Stock-based compensation expense was as follows for the three months ended March 31 (in thousands):

	2013	2012
Cost of sales	$634	$-
Research and development, net	900	-
Selling, general and administrative	3,956	481
Total stock-based compensation expenses	$5,490	$481